SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):     June 10, 1999
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                          SEMPRA ENERGY
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       (Exact name of registrant as specified in its charter)


CALIFORNIA                      1-14201                    33-0732627
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(State of incorporation      (Commission             (I.R.S. Employer
or organization)             File Number)          Identification No.


101 ASH STREET, SAN DIEGO, CALIFORNIA                           92101
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(Address of principal executive offices)                   (Zip Code)


                                                       (619) 696-2034
Registrant's telephone number, including area code-------------------


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   (Former name or former address, if changed since last report.)

                                   FORM 8-K

Item 5.  Other Events

On June 10, 1999 the international subsidiaries of Sempra Energy and Public Service Enterprise Group announced the finalization of the joint purchase (on a 50/50 basis) of Chilquinta Energia S.A. (Energia) from parent company Chilquinta S.A. for $840 million. Sempra Energy and Public Service Enterprise Group completed the acquisition of 90 percent of Energia and will tender for the remaining 10 percent later this year. The press release describing the announcement is attached as Exhibit 99.1.


Item 7.  Financial Statements And Exhibits.

         (c) Exhibits

             99.1 Press Release of the Company issued June 10, 1999.



                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SEMPRA ENERGY
                                           (Registrant)


Date:  June 10, 1999               By: /s/ F. H. Ault
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                                        F. H. Ault
                                        Vice President and Controller